EXHIBIT 10(b)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption “Experts” in the Prospectus and to the use of our reports: (1) dated March 29, 2012, with respect to the financial statements of Transamerica Advisors Life Insurance Company, (2) dated April 23, 2012, with respect to the financial statements of Merrill Lynch Life Variable Annuity Separate Account A in Post-Effective Amendment No. 35 to the Registration Statement (Form N-4, No. 33-43773) under the Securities Act of 1933, and the related Prospectus of the Merrill Lynch Retirement Plus.

/s/ Ernst & Young LLP

Des Moines, Iowa

April 23, 2012